UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2014, United Rentals, Inc. (the “Company”) held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Bobby J. Griffin, Michael J. Kneeland, Pierre E. Leroy, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, James H. Ozanne, Jason D. Papastavrou, Filippo Passerini, Donald C. Roof and Keith Wimbush to the Company’s Board of Directors for one-year terms; (ii) upon the approval of material terms of performance goals for qualified performance-based awards under the 2014 Annual Incentive Compensation Plan; (iii) upon the approval of the Company’s Second Amended and Restated 2010 Long Term Incentive Plan; (iv) upon the re-approval of material terms of performance goals for qualified performance-based awards under the Second Amended and Restated 2010 Long Term Incentive Plan; (v) upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (vi) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers.

The stockholders elected all thirteen directors, approved material terms of performance goals for qualified performance-based awards under the 2014 Annual Incentive Compensation Plan, approved the Second Amended and Restated 2010 Long Term Incentive Plan, re-approved material terms of performance goals for qualified performance-based awards under the Second Amended and Restated 2010 Long Term Incentive Plan, approved the ratification of the appointment of Ernst & Young LLP and approved (on a non-binding basis) the compensation of the Company’s named executive officers.

The final voting results for each of the matters submitted to a vote of stockholders at the 2014 annual meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	79,344,552	95,236	314,233	8,120,403
José B. Alvarez	79,372,967	78,305	302,749	8,120,403
Bobby J. Griffin	79,391,523	58,187	304,312	8,120,402
Michael J. Kneeland	79,392,490	56,813	304,719	8,120,402
Pierre E. Leroy	78,799,496	649,202	305,323	8,120,403
Singleton B. McAllister	78,814,107	634,070	305,844	8,120,403
Brian D. McAuley	79,388,090	60,175	305,756	8,120,403
John S. McKinney	78,843,707	603,442	306,538	8,120,737
James H. Ozanne	79,386,122	63,395	304,505	8,120,402
Jason D. Papastavrou	79,390,830	60,379	302,812	8,120,403
Filippo Passerini	78,814,420	632,147	307,455	8,120,402
Donald C. Roof	79,381,770	54,191	318,060	8,120,403
Keith Wimbush	78,812,170	636,620	305,320	8,120,314

Proposal 2. Approval of Material Terms of Performance Goals for Qualified Performance-Based Awards Under the 2014 Annual Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
78,051,825	1,384,750	317,446	8,120,403

Proposal 3. Approval of the Company’s Second Amended and Restated 2010 Long Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
74,186,234	5,229,232	338,555	8,120,403

Proposal 4. Re-Approval of Material Terms of Performance Goals for Qualified Performance-Based Awards Under the Second Amended and Restated 2010 Long Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
77,904,177	1,480,604	369,240	8,120,403

Proposal 5. Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
86,060,262	1,514,110	300,052	*

*	Not applicable.

Proposal 6. Advisory Vote on the Company’s Executive Compensation.

For	Against	Abstain	Broker Non-Votes
77,953,846	1,344,418	455,757	8,120,403

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary